EXHIBIT 99.1






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

February 16, 2005

RE: Catalyst Lighting Group, Inc. Form 8-K filed February 15, 2005

Dear Sir/Madam:

We have read Item 4.02 included in the Form 8-K of Catalyst Lighting Group, Inc. as filed with the Securities and Exchange Commission on February 15, 2005 and are in agreement with the statements contained therein.

Very truly yours,



/s/ Hein & Associates LLP
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Hein & Associates LLP